UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road,	Bethesda,	Maryland		20817
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market
Class A Common Stock, $0.01 par value	MAR	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
On April 13, 2020, Marriott International, Inc. (“Marriott” or the “Company”) entered into the First Amendment (the “Amendment”) to its Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and certain banks, dated as of June 28, 2019 (the “Credit Facility”). The Amendment waives the quarterly-tested leverage covenant in the Credit Facility through and including the first quarter of 2021 (which waiver period may end sooner at the Company’s election), adjusts the required leverage levels for the covenant when it is re-imposed at the end of the waiver period, and imposes a new monthly-tested liquidity covenant for the duration of the waiver period. The Amendment also makes certain other amendments to the terms of the Credit Facility, including increasing the interest and fees payable on the Credit Facility for the duration of the period during which the waiver of the leverage covenant remains in effect, tightening certain existing covenants and imposing additional covenants for the duration of the waiver period. These covenant changes include tightening the lien covenant and the covenant on dividends, share repurchases and distributions, and imposing new covenants limiting asset sales, investments and discretionary capital expenditures. The $4.5 billion aggregate commitment amount of the Credit Facility remains unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.
Marriott issued a press release on April 14, 2020, announcing a new 364-day revolving credit facility commitment and a leverage covenant waiver and amendment for the Credit Facility and providing a business update amidst the rapidly evolving coronavirus situation. A copy of Marriott’s press release is attached as Exhibit 99, which is incorporated by reference.

The information in this Item 7.01, including Exhibit 99, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 8.01.	Other Events.
Marriott is supplementing the risk factors described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 Form 10-K”) with the following risk factor. References to “we,” “us,” ‘‘our,” ‘‘Marriott,’’ or “the Company” are to Marriott International, Inc.

The global COVID-19 pandemic has had a material detrimental impact on our business, financial results and liquidity, and such impact could worsen and last for an unknown period of time.
The global spread of the COVID-19 pandemic is complex and rapidly-evolving, with governments, public institutions and other organizations imposing or recommending, and businesses and individuals implementing, restrictions on various activities or other actions to combat its spread, such as restrictions and bans on travel or transportation, limitations on the size of gatherings, closures of work facilities, schools, public buildings and businesses, cancellation of events, including sporting events, conferences and meetings, and quarantines and lock-downs. The pandemic and its consequences have dramatically reduced travel and demand for hotel rooms, which has and will continue to impact our business, operations, and financial results. The extent to which the pandemic impacts our business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous evolving factors that we may not be able to accurately predict or assess, including the duration and scope of the pandemic; the negative impact it has on global and regional economies and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending; its short and longer-term impact on the demand for travel, transient and group business, and levels of consumer confidence; the ability of our owners and franchisees to successfully navigate the impacts of the pandemic; actions governments, businesses and individuals take in response to the pandemic, including limiting or banning travel; and how quickly economies, travel activity, and demand for lodging recovers after the pandemic subsides.
The COVID-19 pandemic has subjected our business, operations and financial condition to a number of risks, including, but not limited to, those discussed below:

•
Risks Related to Revenue: COVID-19 has negatively impacted, and will in the future negatively impact to an extent we are unable to predict, our revenues from managed and franchised hotels, which are primarily based on hotels’ revenues or profits. In addition, COVID-19 and its impact on global and regional economies, and the hospitality industry in particular, has made it difficult for hotel owners and franchisees to obtain financing on attractive terms, or at all. Combined with the significant decline in revenues for most hotels, this increases the probability that owners and franchisees will be unable to fund working capital and to service, repay or refinance indebtedness. This may cause hotel owners or franchisees to declare bankruptcy or cause lenders to declare a default, accelerate the related debt, or foreclose on the property. Such bankruptcies, sales or foreclosures could, in some cases, result in the termination of our management or franchise agreements and eliminate our anticipated income and cash flows, which could negatively affect our results of operations. Hotel owners or franchisees in bankruptcy may not have sufficient assets to pay us termination fees, other unpaid fees or reimbursements we are owed under their agreements with us. Even if hotel owners or franchisees do not declare bankruptcy, they may be unable or unwilling to pay us amounts that we are entitled to on a timely basis or at all, which would adversely affect our revenues and liquidity. COVID-19 could also negatively impact other non-hotel related sources of revenues for us, including for example our fees from our co-brand credit card arrangements. To the extent the pandemic significantly impacts spending patterns of co-brand cardholders, we may receive lower fees and less funding from the financial institutions party to our co-brand card arrangements. Also, we could be required to test our intangible assets or goodwill for impairments due to reduced revenues or cash flows.

•
Risks Related to Owned and Leased Hotels: COVID-19 and its impact on travel has reduced demand at nearly all hotels, including our owned and leased hotels. As a result, most of our owned and leased properties are not generating revenue sufficient to meet operating expenses, which is adversely affecting our income and could in the future more significantly adversely affect the value of our owned and leased properties, potentially requiring us to recognize significant non-cash impairment charges to our results of operations.

•
Risks Related to Operations: Because of the significant decline in the demand for hotel rooms, we have taken steps to reduce operating costs and improve efficiency, including furloughing a substantial number of our personnel and implementing reduced work weeks for other personnel. Such steps, and further changes we may make in the future to reduce costs for us or our hotel owners or franchisees, may negatively impact guest loyalty, owner preference, or our ability to attract and retain associates, and our reputation and market share may suffer as a result. For example, if our furloughed personnel do not return to work with us when the COVID-19 pandemic subsides, including because they find new jobs during the furlough, we may experience operational challenges that impact guest loyalty, owner preference, and our market share, which could limit our ability to grow and expand our business and could reduce our profits. Further, reputational damage from, and the financial impact of, reduced work weeks could lead associates to depart the company and could make it harder for us or the managers of our franchised properties to recruit new associates in the future. In addition, if we or our hotel owners or franchisees are unable to access capital to make physical improvements to our hotels, the quality of our hotels may suffer, which may negatively impact our reputation and guest loyalty, and our market share may suffer as a result. We may also face demands or requests from labor unions that represent our associates, whether in the course of our periodic renegotiation of our collective bargaining agreements or otherwise, for additional compensation, healthcare benefits or other terms as a result of COVID-19 that could increase costs, and we could experience labor disputes or disruptions as we continue to implement our COVID-19 mitigation plans.

•
Risks Related to Expenses: COVID-19 may cause us to incur additional expenses. For example, depending on the length of the furloughs, we may need to make severance payments to some of our furloughed associates, even if we intend to have the associates return to work in the future. Also, if a hotel closes and has employees covered by an underfunded multi-employer pension plan, we may need to pay a withdrawal liability to the plan if we do not continue making sufficient contributions to the plan for other covered hotels, and we may be unable to collect reimbursement from the hotel owner. In addition, COVID-19 could make it more likely that we have to fund shortfalls in operating profit under our agreements with some hotel owners. COVID-19 also makes it more likely our hotel owners or franchisees will default on loans we have made to them or will fail to reimburse us for any payments we make to third-party lenders to whom we made financial guarantees for the timely repayment of all or a portion of the hotel owners’ or franchisees’ debt related to hotels that we manage or franchise. Our ability to recover loans and guarantee advances from hotel operations or from owners or franchisees through the proceeds of hotel sales, refinancing of debt or otherwise may also affect our ability to recycle and raise new capital. Even in situations where we are not obligated to provide funding to hotel owners, franchisees or joint ventures, we may find it necessary in the interest of our business to provide financial or other types of support to certain of these parties, which could materially increase our expenses. While governments have and may continue to implement various stimulus and relief programs, it is uncertain whether and to what extent we or our hotel owners or franchisees will be eligible to participate in such programs, whether conditions or restrictions imposed under such programs will be acceptable, and whether such programs will be effective in avoiding or sufficiently mitigating the impacts of COVID-19. Even after the COVID-19 pandemic subsides, we could experience a longer-term impact on our costs, for example, the need for enhanced health and hygiene requirements in one or more regions in attempts to counteract future outbreaks.

•
Risks Related to Growth: Our growth may also be harmed by COVID-19. Many current and prospective hotel owners and franchisees are finding it difficult or impossible to obtain hotel financing on commercially viable terms. If COVID-19 or general economic weakness causes further deterioration in the capital markets for hotels, some projects that are in construction or development, including a few in which we have minority equity investments, may be unable to draw on existing financing commitments, and replacement financing may not be available or may only be available on less favorable terms. COVID-19 is also causing construction delays due to government restrictions on non-essential activities and shortages of supplies caused by supply chain interruptions. As a result, some of the properties in our development pipeline will not enter our system when we anticipated, or at all, and new hotels may not continue to enter our pipeline at the same rate as in the past. Delays, increased costs and other impediments to restructuring projects under development will reduce our ability to realize fees, recover loans and guarantee advances, or realize returns on equity investments from such projects. In addition, to the extent that existing hotels exit our system as a result of COVID-19, the overall growth of our system could be negatively impacted.

•
Risks Related to Funding: As we previously announced, we have borrowed the full amount available under our $4.5 billion Credit Facility to increase our cash position and preserve financial flexibility in light of the impact on global markets resulting from COVID-19, and accordingly, our long-term debt has increased substantially since December 31, 2019. In addition, we have entered into a commitment letter providing for a 364-day senior unsecured revolving credit facility in an aggregate principal amount of $1.5 billion, closing and funding of which is contingent on the satisfaction of customary conditions (the “New Credit Facility” and, together with the Credit Facility, the “Credit Facilities”). To the extent we draw under the New Credit Facility, our short-term debt could also increase substantially. The increase in our level of debt may adversely affect our financial and operating activities or ability to incur additional debt. In addition, as a result of the risks described above, we may be required to raise additional capital, and our access to and cost of financing will depend on, among other things, global economic conditions, conditions in the global financing markets, the availability of sufficient amounts of financing, our prospects, our credit ratings, and the outlook for the hotel industry as a whole. As a result of COVID-19, some credit agencies have downgraded our credit ratings. If our credit ratings were to be further downgraded, or general market conditions were to ascribe higher risk to our credit rating levels, our industry, or our company, our access to capital and the cost of debt financing will be further negatively impacted. The interest rate we pay on many of our existing debt instruments, including the Credit Facility, is affected by our credit ratings. Accordingly, a downgrade may cause our cost of borrowing to further increase. Additionally, certain of our existing commercial agreements may require us to post or increase collateral in the event of further downgrades. In addition, the terms of future debt agreements could include more restrictive covenants, or require incremental collateral, which may further restrict our business operations or cause future financing to be unavailable due to our covenant restrictions then in effect. Also, if we are unable to comply with the covenants under our Credit Facilities, including the new covenants described in Item 1.01 of this Form 8-K, the lenders under our Credit Facilities will have the right to terminate their commitments thereunder and declare the outstanding loans thereunder to be immediately due and payable. A default under our Credit Facilities could trigger a cross-default, acceleration or other consequences under other indebtedness or financial instruments to which we are a party. There is no guarantee that debt financings will be available in the future to fund our obligations, or will be available on terms consistent with our expectations. Additionally, the impact of COVID-19 on the financial markets is expected to adversely impact our ability to raise funds through equity financings.

COVID-19, and the volatile regional and global economic conditions stemming from the pandemic, as well as reactions to future pandemics or resurgences of COVID-19, could also precipitate or aggravate the other risk factors that we identify in our 2019 Form 10-K, which in turn could materially adversely affect our business, financial condition, liquidity, results of operations (including revenues and profitability) and/or stock price. Further, COVID-19 may also affect our operating and financial results in a manner that is not presently known to us or that we currently do not consider to present significant risks to our operations.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Marriott is filing the following exhibits with this report:

10	First Amendment, dated as of April 13, 2020, to the Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and certain banks, dated as of June 28, 2019.
104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

Marriott is furnishing the following exhibit with this report:

99	Press Release issued on April 14, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: April 14, 2020	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer